Exhibit 10.9

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 6, 2011 by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 31, 2011 (as in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the definition of “Tangible Net Worth” appearing in Section 1.1 of the Credit Agreement to revise the wording of that definition to conform to the parties’ original intent; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendment to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended by deleting the definition of “Tangible Net Worth” in its entirety from Section 1.1 and substituting in its place the following:

“Tangible Net Worth” means, as of a given date, stockholders’ equity of the Parent, the Borrower and their Subsidiaries determined on a consolidated basis plus accumulated depreciation and amortization, minus (to the extent included when determining stockholders’ equity of the Parent, the Borrower and their Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any such balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired as reflected in any such balance sheet, and (b)  all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower, the Parent and each of the Lenders;

(b)           An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendment contained herein shall be deemed to be effective as of the Effective Date.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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LEGAL02/32712305v3

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

PARKWAY PROPERTIES LP

By:Parkway Properties General Partners, Inc., its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

PARENT:

PARKWAY PROPERTIES, INC.

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

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[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender

By:
Name:
Title:

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[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

JPMORGAN CHASE BANK, N.A., as a Lender

By:
     Name:
     Title:

[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
     Name:
     Title:

[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
     Name:
     Title:

[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

TRUSTMARK NATIONAL BANK, as a Lender

By:
     Name:
     Title:

[Signature Page to First Amendment to Credit Agreement with Parkway Properties LP]

BANCORPSOUTH BANK, as a Lender

By:
     Name:
     Title:

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of ___________, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PARKWAY PROPERTIES, INC.
PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

111 CAPITOL BUILDING LIMITED PARTNERSHIP

By: Parkway Jackson LLC, its sole general partner

By: Parkway Properties LP, its sole member

By: Parkway Properties General Partners, Inc.,
its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

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PARKWAY JACKSON LLC

By: Parkway Properties LP, its sole member

By: Parkway Properties General Partners, Inc.,
its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

PARKWAY LAMAR LLC

By: Parkway Properties LP, its sole member

By: Parkway Properties General Partners, Inc.,
its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

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[Signature Page to Guarantor Acknowledgement]

PARKWAY JHLIC LP

By: Parkway Properties General Partners, Inc.,
its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary

PARKWAY MOORE, LLC

By:
Name: Richard G. Hickson, IV
Title: Manager

By:
Name: Roy H. Butts
Title: Manager

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[Signature Page to Guarantor Acknowledgement]

MOORE BUILDING ASSOCIATES LP

By: Parkway Moore, LLC, its sole general partner

By:
Name: Richard G. Hickson, IV
Title: Manager

By:
Name: Roy H. Butts
Title: Manager

MOORE GARAGE LLC

By: Parkway Properties LP,
its sole member

By: Parkway Properties General Partners, Inc.,
its general partner

By:
Name: Richard G. Hickson, IV
Title: Executive Vice President, Chief
Financial Officer and Assistant
Secretary

By:
Name: Roy H. Butts
Title: Senior Vice President, Treasurer
and Assistant Secretary